UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2017

Synacor, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33843	16-1542712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 La Riviere Drive, Suite 300 Buffalo, New York		14202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 853-1362

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 6, 2017, Synacor, Inc. (“Synacor”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc. and Needham & Company, LLC as representatives of the several underwriters set forth therein (collectively, the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 5,715,000 shares (the “Shares”) of Synacor’s common stock, par value $0.01 per share (the “Common Stock”) at an offering price to the public of $3.50 per share. Under the terms of the Underwriting Agreement, Synacor granted the Underwriters a 30-day option to purchase up to an additional 857,250 shares of Common Stock on the same terms and conditions.

The Shares will be issued pursuant to Synacor’s currently effective shelf registration statement on Form S-3 and an accompanying prospectus (Registration Statement No. 333-214600) filed with the Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on December 1, 2016 (the “Registration Statement”), and a preliminary and final prospectus supplement filed with the Commission in connection with the Offering. The closing of the offering is expected to take place on or about April 11, 2017, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP relating to the validity of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 hereto.

ITEM 8.01.	OTHER EVENTS

On April 6, 2017, Synacor issued a press release announcing that Synacor priced a public offering of its Common Stock. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement between Synacor, Inc. and Canaccord Genuity Inc. and Needham & Company, LLC as representatives of the several underwriters, dated April 6, 2017

5.1	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

23.1	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (contained in Exhibit 5.1)

99.1	Press Release of Synacor, Inc., dated April 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNACOR, INC.

Date: April 6, 2017	By:	/s/ William J. Stuart
William J. Stuart
Chief Financial Officer and Secretary